SECURTIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by Registrant [x]          Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           EXIGENT INTERNATIONAL, INC.
                (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:
        -----------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        -----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4) Proposed  maximum  aggregate  value of transaction: $___________________

     5) Total fee paid: $_______________

[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the  fee is offset as  provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous iling by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

May 8, 2000






Dear Stockholder:

         I am pleased to invite you to attend Exigent International, Inc.'s (the "Company") 2000 Annual Meeting of Stockholders (the "Annual Meeting") on Friday, June 23, 2000. The meeting will begin promptly at 9:00 a.m. EDT at the Melbourne Beach Hilton, 3003 N. Highway A1A, Indialantic, FL 32903.

         The purpose of this Annual Meeting is to consider and vote upon: (i) the election of three (3) directors to serve until the 2003 annual meeting or until their respective successors have been duly elected and qualified; (ii) the ratification of the reappointment of Ernst & Young LLP as independent auditors of the Company; and (iii) the transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on April 21, 2000 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

         Your vote is important. Whether or not you plan to attend the Annual Meeting, please take the time to vote. Proxy cards have been sent to all stockholders of record. As explained in the attached proxy statement, you may revoke your proxy at any time before it is actually voted at this Annual Meeting.

         If you plan to attend this Annual Meeting, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation in the form of a proxy signed by the record owner indicating that you are acting as a proxy. Detailed information about the meeting is included in the attached proxy statement.

                                Respectfully,

                                /s/ Patricia A. Frank

                                Patricia A. Frank
                                Secretary

May 8, 2000





Dear Fellow Stockholders:

I would like to thank you for your continued support of Exigent International throughout 1999.

The first major item on the agenda will be the election of directors to our classified (i.e., "staggered") Board of Directors. Pursuant to our certificate of incorporation, you will only be electing Class I directors whose term will expire at the 2003 Annual Meeting. The Board of Directors is very pleased to have three outstanding candidates to present for shareholder approval. First, Gordon Comerford brings a wealth of financial experience to the Board of Directors and is currently the Chairman of our Audit Committee. With the acquisition of GEC North America Corporation in December 1999, and establishment of the Exigent Solutions Group ("ESG"), a majority of our directors believe that we need leadership with knowledge, industry contacts and expertise in the Information Technology and Internet arenas. I am delighted to present two highly qualified, outstanding candidates. The Board of Directors believes that these candidates will provide the company with the requisite insight to move forward with the information technology portion of our business (ESG). Dr. Steve Wolff is a pioneer in the development of the Internet. He was a member of the original development team that created the ARPa Net which grew into NSF net where he was recently a director, and Dr. Wolff now works for CISCO, a world leader in providing Internet software and hardware products. Dr. Joe Kraemer is a recognized expert in the Internet arena and provides consulting services in this area. Please see proposal one (1) for a more detailed description of the candidates.

The second important item on the agenda for your consideration is the ratification of our independent auditors Ernst & Young, LLP.

A majority of the Board of Directors recommends a vote for all the proposed candidates and ratification of E&Y as our auditors.

We appreciate your continued support and wish you the best for 2000.

Sincerely,

/s/ B.R. "Bernie" Smedley

B.R. "Bernie" Smedley
Chairman and Chief Executive Officer

                       2000 ANNUAL MEETING OF STOCKHOLDERS
                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
                                TABLE OF CONTENTS


NOTICE OF ANNUAL MEETING OF STOCKHOLDERS.......................................4
FREQUENTLY ASKED QUESTIONS CONCERNING THIS PROXY STATEMENT.....................5
   Q:    Why am I receiving these materials?...................................5
   Q:    What information is contained in these materials?.....................5
   Q:    What proposals will be voted on at the meeting?.......................5
   Q:    What are the voting recommendations of the Board of Directors?........5
   Q:    Who is entitled to vote?..............................................5
   Q:    What is the difference between holding shares as a stockholder of record and as a beneficial owner?.................................5
   Q:    What class of shares are entitled to be voted?........................5
   Q:    What does it mean if I receive more than one proxy card?..............6
   Q:    How do I vote?........................................................6
   Q:    What constitutes a quorum?............................................6
   Q:    How do I sign the proxy?..............................................6
   Q:    Who will count the votes?.............................................6
   Q:    How many votes are needed for approval of each proposal?..............6
   Q:    Who can attend the Annual Meeting?....................................7
   Q:    What percentage of stock do the directors and officers own?...........7
   Q:    Who are the largest principal stockholders?...........................7
   Q:    When are stockholder proposals and nominations for the Board of Directors for the 2001 Annual Meeting due?........................7
   Q:    Where can I find the voting results of the meeting?...................7
   Q:    Who will bear the cost of soliciting votes for the meeting?...........7
BOARD STRUCTURE AND COMMITTEES.................................................9
COMPENSATION OF DIRECTORS.....................................................10
PROPOSAL 1....................................................................11
PROPOSAL 2....................................................................13
PRINCIPAL STOCKHOLDERS........................................................14
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................16
EXECUTIVE OFFICERS............................................................17
COMPENSATION OF EXECUTIVE OFFICERS............................................18
      Summary Compensation Table..............................................18
      EMPLOYMENT CONTRACTS....................................................20
      OPTION GRANTS IN FISCAL YEAR ENDING DECEMBER 31, 1999...................19
      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
      FISCAL YEAR-END OPTION VALUES...........................................19
      REPORT OF THE COMPENSATION COMMITTEE....................................22
Exhibit A - Audit Committee Charter...........................................25

                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                           EXIGENT INTERNATIONAL, INC.
                                1830 Penn Street
                            Melbourne, Florida 32901
                                  321-952-7550


TIME:              9:00 a.m. EDT on Friday, June 23, 2000

PLACE:             Melbourne Beachside Hilton
                   3003 N. Highway A1A
                   Indialantic, FL 32903

ITEMS OF BUSINESS: 1.   To  elect  directors,  whose  terms are described in the
                        Proxy Statement
                   2.   To ratify  the  appointment  of  independent accountants
                   3.   The  transaction of  such other business as may properly
                        come before the Annual Meeting or any adjournments thereof

RECORD DATE:       You  are  entitled  to  vote if you were a stockholder at the close  of  business  on  April  21, 2000.  A  list  of  those
                   stockholders  will  be   available  for  examination  by  any
                   stockholder of the Company, during ordinary business hours, for ten days prior to this Annual Meeting at the principal offices of the Company at 1830 Penn Street, Melbourne,Florida
                   32901.

MEETING ADMISSION: ALL  STOCKHOLDERS  OF  THE  COMPANY ARE CORDIALLY  INVITED TO
                   ATTEND THIS ANNUAL MEETING IN PERSON. TO ENSURE YOUR ATTENDANCE AT THIS ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ACCOMPANYING PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE PAID ENVELOPE PROVIDED. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THIS ANNUAL MEETING SHOULD YOU SO DESIRE. AS EXPLAINED IN THE PROXY STATEMENT, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS ACTUALLY VOTED AT THE MEETING.

                   Beneficial  owners  of  stock  held  by  banks,   brokers  or
                   investment plans (in "street name") will need proof of ownership to be admitted to this Annual Meeting. A recent brokerage statement or letter from your broker or bank are examples of proof of ownership.


This proxy statement, proxy card, Form 10-K for the Company's fiscal year ending on December 31, 1999 and a copy of the Company's Annual Report are enclosed and are being distributed on or about May 8, 2000.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Patricia A. Frank

                                              Patricia A. Frank, Secretary

           FREQUENTLY ASKED QUESTIONS CONCERNING THIS PROXY STATEMENT

Q:   Why am I receiving these materials?

A: The Board of Directors is providing these proxy materials for you in connection with the Company's Annual Meeting of stockholders which will take place on June 23, 2000. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

Q:   What information is contained in these materials?

A: The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 1999 Annual Report is also enclosed.

Q:   What proposals will be voted on at the meeting?

A:   There are two proposals scheduled to be voted on at the meeting:

     1. Election of Class I directors: Gordon J.Comerford, Stephen S. Wolff and Joseph S. Kraemer for terms expiring in the Year 2003;
     2. Ratification of Ernst & Young LLP as the Company's independent auditors.

Q:   What are the voting recommendations of the Board of Directors?

A: A majority of the members of the Board of Directors recommend that you vote your shares "FOR" each of the nominees to the Board of Directors and the Board of Directors unanimously recommends that you vote your shares "FOR" the ratification of Ernst & Young LLP as the Company's independent auditors.

Q:   Who is entitled to vote?

A: Stockholders as of the close of business on April 21, 2000 (the "Record Date") are entitled to vote at the Annual Meeting.

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: Most Exigent stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     Stockholder of Record

     If your shares are registered directly in your name with Exigent's Transfer Agent, Registrar and Transfer Company, you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by Exigent. As the stockholder of record, you have the right to grant your voting proxy directly to Exigent or to vote in person at the meeting. Exigent has enclosed a proxy card for you to use.

     Beneficial Owner

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:   What class of shares are entitled to be voted?

A: Each share of Common Stock and each share of Class A Preferred Stock outstanding as of the close of business on the Record Date, is entitled to one vote on each proposal at the Annual Meeting. As of April 1, 2000, there were approximately 5,927,990 shares of Common Stock issued and outstanding and 15,132 shares of Class A Preferred Stock issued and outstanding.

Q:   What does it mean if I receive more than one proxy card?

A: It means that you hold shares registered in more than one account. Sign and return all proxies to ensure that all your shares are voted.

Q:   How do I vote?

A: Sign and date each proxy card you receive (many stockholders receive multiple proxies) and return it in the postage prepaid envelope. If you return your signed proxy but fail to indicate your voting preferences, the Company will vote on your behalf "FOR" the election of the three director nominees as directors, and the ratification of the selection of the independent auditors. You have the right to revoke your proxy at any time before the meeting by (1) notifying the Company's Secretary, or (2) returning a later-dated proxy. You may also revoke your proxy by voting in person at the meeting.

     Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

     The holders of all classes of shares of the Company will vote together, as a single class, on all matters properly brought forth at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors of the Company.

     With respect to the election of directors, you may (1) vote for all of the director nominees as a group, (2) withhold your vote for all of the director nominees as a group, or (3) vote for all director nominees as a group except those nominees you identify. If you sign, date and mail your proxy card without indicating how you want to vote, your vote will be counted as a vote in favor of the director nominees.

     With respect to the other proposals, you may (1) vote for the proposal, (2) withhold your vote for a proposal, or (3) abstain. If you sign, date and mail your proxy card without indicating how you want to vote, your vote will be counted as a vote in favor of each of such proposals.

     If you sign, date, and mail your proxy card in time to be cast at the Annual Meeting indicating how you want to vote, it will be voted in accordance with your instructions. The persons named as proxy holders in the proxies are officers of the Company. We encourage you to vote and to vote promptly. Voting promptly may save the Company the expense of a second mailing.

     We encourage you to complete, sign, date, and return the enclosed proxy card before the date of the Annual Meeting to make sure that a quorum is present at the Annual Meeting. If a quorum is not present at the Annual Meeting, the designated proxy holder in the applicable proxy card will vote the returned proxy cards to adjourn the Annual Meeting to a time and place to be announced.

Q:   What constitutes a quorum?

A: The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of the issued and outstanding shares, present or represented by proxy, of the Company as of the Record Date.

Q:   How do I sign the proxy?

A: Sign your name exactly as it appears on the proxy. If you are signing in a representative capacity (for example, as an attorney, executor, administrator, guardian, trustee, or the officer or agent of a company), you should indicate your name and title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors
     Act), the custodian should sign, not the minor. If the stock is held in joint ownership, each owner must sign.

Q:   Who will count the votes?

A: Registrar and Transfer Company, Transfer Agent for the Company, will tabulate the votes and John Kancilia from the law firm of O'Brien Riemenschneider Kancilia & Lemonidis PA will act as the inspector of election.

Q:   How many votes are needed for approval of each proposal?

A: There are differing vote requirements for the various proposals. Directors will be elected by a plurality of the votes cast at the Annual Meeting. On this basis, the three nominees receiving the most votes will be elected directors. Abstentions, broker non-votes (as described below), and instructions on the accompanying proxy to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes. However, such action will not reduce the number of votes otherwise received by the nominees. The proposal to ratify the selection of the auditors will be approved if the votes cast for the proposal exceed those cast against the proposal. Abstentions and broker non-votes will not be counted either for or against the proposal.

     Shares that are voted "FOR", "AGAINST" or "ABSTAIN" with respect to any proposal brought at the Annual Meeting are treated as being present at the Annual Meeting for purposes of establishing a quorum. With regard to the election of directors, votes that are withheld for any nominee will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals other than the election of directors and will have the same effect as voting against a proposal. Common Stock of the Company represented by proxies which contain one or more broker "non-votes" are counted as present for purposes of determining whether a quorum is present for the Annual Meeting but are not considered to have voted for a proposal. Accordingly, a broker non-vote will not affect the outcome of the voting on a proposal. A "non-vote" occurs when a broker or other nominee holding shares of the Company for a beneficial owner votes on one proposal but does not vote on another proposal because such broker or other nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

Q:   Who can attend the Annual Meeting?

A: All stockholders as of the Record Date can attend. If your shares are held in the name of a broker or other nominee, please bring proof of share ownership, such as a broker's statement, to the Annual Meeting to receive admittance.

Q:   What percentage of stock do the directors and officers own?

A: Together, our directors and officers own approximately 51.6% of the Common Stock as of March 31, 2000. (See page 14 for details.)

Q:   Who are the largest principal stockholders?

A: The Exigent International, Inc. Employee 401(k)/Profit Sharing and Employee Stock Ownership Plan ("ESOP"), Daniel J. Stark, Bernard R. Smedley, and Kern Capital Management, LLC (See page 14 for details.)

Q: When are stockholder proposals and nominations for the Board of Directors for the 2001 annual meeting due?

A: Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2001 annual meeting, and nominations of candidates for election to the Board of Directors at the 2001 annual meeting, must be submitted in writing by December 31, 2000 to the Corporate Secretary, 1830 Penn Street, Melbourne, Florida 32901. Such proposals and nominations must be in compliance with applicable laws and regulations, as well as the Company's currently enacted Certificate of Incorporation and ByLaws, in order to be considered for inclusion in the proxy statement and form of proxy for that meeting.

     Copies of ByLaws Provisions: You may contact Exigent's Corporate Secretary at our headquarters for a copy of the relevant ByLaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Q:  Where can I find the voting results of the meeting?

A. We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the 2nd quarter of fiscal year 2000.

Q:   Who will bear the cost of soliciting votes for the meeting?

A: The Company will bear all expenses for soliciting the proxies. Proxies may be solicited by mail, telephone, or telegraph by the Company and its management and employees but they will not receive any additional compensation for these services. We have hired Georgeson Shareholder Communications, Inc., to assist in the solicitation of proxies, at an estimated cost of $5,000, plus reimbursement of reasonable out-of-pocket expenses. The Company will request brokers, nominees and other fiduciaries and custodians who hold shares of stock of the Company in their names to provide a copy of this Proxy Statement and any accompanying materials to the beneficial owners of such shares. The Company will reimburse such persons, if requested, for their reasonable fees and expenses incurred in completing the mailing of such material to the beneficial owners.

                         BOARD STRUCTURE AND COMMITTEES


         Our  Board of  Directors  consists  of eight  (8)  members  and has the following five committees: (1) Audit, (2) Compensation, (3) Nominating, (4) Intellectual Property Rights ("IPR"), and (5) Investment. The Board of Directors met 11 times during the fiscal year ended December 31, 1999, including telephonic meetings. All of our directors attended 75% or more of the meetings held in 1999 by the Board of Directors and committees of which they are members.

------------------------ --------- -------------- ------------ ----- -----------
      Name of Director     Audit    Compensation   Nominating   IPR   Investment
------------------------ --------- -------------- ------------ ----- -----------
Non-Employee Directors:
------------------------ --------- -------------- ------------ ----- -----------
Gordon J. Comerford (1)      X*           X
------------------------ --------- -------------- ------------ ----- -----------
Robert M. Janowiak           X            X                               X*
------------------------ --------- -------------- ------------ ----- -----------
Arthur H. Collier                        X**           X*        X
------------------------ --------- -------------- ------------ ----- -----------
Scott B. Helm                X            X                                X
------------------------ --------- -------------- ------------ ----- -----------
William R. Usher                         X**           X         X*        X
------------------------ --------- -------------- ------------ ----- -----------
Daniel J. Stark                                                  X
------------------------ --------- -------------- ------------ ----- -----------
Don F. Riordan, Jr.          X
------------------------ --------- -------------- ------------ ----- -----------
Employee Directors:
------------------------ --------- -------------- ------------ ----- -----------
Bernard R. Smedley                        X            X                   X
------------------------ --------- -------------- ------------ --------- -------

X = Committee member
* = Chair, ** = Co-Chair

(1) Mr. Comerford joined the Board of Directors on December 7, 1999. At the December 7, 1999 Board of Directors meeting, the Board of Directors increased the number of directors from 7 to 9.

The Audit Committee

The Audit Committee's principal functions include reviews of: the audit plans, scope of audit and audit findings of the independent auditors, significant tax and legal matters, and internal controls. Further, it is the responsibility of the Audit Committee to recommend to the Board of Directors the annual appointment of the independent auditors, to review the findings of independent auditors, financial controller and external regulatory agencies and to review the accounting policies used in preparing the financial statements of the Company. The current members include Mr. Comerford (Chairman), Mr. Helm, Mr. Janowiak and Mr. Riordan. The Audit Committee met 4 times in the fiscal year ended December 31, 1999.

Pursuant to the recently enacted Nasdaq Marketplace rules governing audit committee function and composition, our Audit Committee has adopted the "Audit Committee Charter" attached as Exhibit A.

The Compensation Committee

The Compensation Committee's principal function and responsibility is to make recommendations to the Board of Directors as to the Company's compensation plans and programs. The current members are Mr. Collier (Co-Chair), Mr. Usher (Co-Chair), Mr. Janowiak, Mr. Helm, Mr. Comerford, and Mr. Smedley. Mr. Smedley participates in recommendations to the Board of Directors for compensation matters relating to all employees other than himself. The Compensation Committee makes recommendations to the full Board of Directors with respect to compensation matters for Mr. Smedley. The Compensation Committee met 5 times, during the fiscal year ended December 31, 1999.
The Nominating Committee

The Nominating Committee has the power to nominate such persons, as it may determine, to stand for election to the Board of Directors. The current members are Mr. Collier (Chairman), Mr. Usher, and Mr. Smedley. The Nominating Committee met twice during the fiscal year ended December 31, 1999.

Intellectual Property Rights Committee

The Intellectual Property Rights Committee's principal functions include establishing the criteria necessary from time to time for the Company's internal patent disclosure selection process, overseeing the Company's IPR Incentive Program, reporting to the Board of Directors on the status of patents and fostering an atmosphere in the Company to stimulate the creation and presentation of intellectual property. The current members are Mr. Usher (Chairman), Mr. Collier, Mr. Stark and Mr. Smedley. Stuart P. Dawley, Executive Vice President and General Counsel is invited to attend Intellectual Property Rights Committee meetings, but does not have the right to vote because he is not a director. The Intellectual Property Rights Committee met once during the fiscal year ended December 31, 1999.

The Investment Committee

The Investment Committee's principal functions include making recommendations to the Board of Directors, in concert with the Company's management, as to the strategic alignment of the Company, financial advisability of any potential acquisition or merger, and approval and selection of investment bankers to represent the Company. The current members are Mr. Janowiak (Chairman), Mr. Usher, and Mr. Smedley. The Investment Committee met 5 times during the fiscal year ended December 31, 1999.

                            COMPENSATION OF DIRECTORS

         The Company's current policy is to pay each outside director who is neither an employee, officer or directly or indirectly a paid consultant to the Company a fee of $1,500 for each regular or special Board of Directors meeting attended, as well as stock options upon his/her election or admission to the
Board of Directors. The directors currently eligible to receive such compensation are Messrs. Collier, Comerford, Helm, Janowiak, Usher and Stark. Each of Messrs. Janowiak, Collier and Helm received 40,000 non-qualified stock options under the Company's Independent Director Stock Option Plan 5NQ ("Plan 5NQ") upon his election or admission to the Board of Directors, at an exercise price per share equal to the fair market value of the Common Stock on the date of grant, which was $3.3750 on November 20, 1997, $3.1250 on February 6, 1998, and $4.0625 on May 7, 1998, respectively. These options vest at the rate of 2,500 shares per quarter for the 16 quarters following the grant date. Following these option grants, all options available under Plan 5NQ were granted.

         Upon his admission to the Board of Directors on April 6, 1999, Mr. Usher was granted non-qualified options to purchase 7,500 shares of Common Stock at an exercise price of $3.875 per share. All 7,500 options to purchase Common Stock are fully vested and exercisable. On January 3, 2000, Mr. Usher was granted an additional 10,000 options, at an exercise price of $3.6875. The following describes Mr. Usher's vesting schedule, 2,500 vested and became exercisable on March 31, 2000, 2,500 vest and become exercisable on June 30, 2000, 2,500 vest and become exercisable on September 30, 2000, and the remaining 2,500 will vest and become exercisable on December 31, 2000. These options were granted pursuant to the Omnibus Stock Option and Incentive Plan.

         Mr. Comerford was admitted to the Board of Directors on December 7, 1999. On January 3, 2000, he was granted non-qualified options to purchase 10,000 shares of Common Stock, at an exercise price of $3.75. The following describes Mr. Comerford's vesting schedule, 2,500 vested and became exercisable on March 31, 2000, 2,500 vest and will become exercisable on June 30, 2000, 2,500 vested and will become exercisable on September 30, 2000, and the remaining 2,500 will vest and become exercisable on December 31, 2000. These options were granted pursuant to the Omnibus Stock Option and Incentive Plan.

         The Company reimburses all directors for authorized out-of-pocket expenses. The Company does not currently pay members for attending Committee meetings.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Number of Directors

         The ByLaws authorize a maximum of ten (10) members to our Board of Directors. Currently, our Board of Directors has fixed the number of directors at nine (9). In accordance with the changes to the Company's charter approved at the June 30, 1998 annual meeting, the terms of the directors have been staggered into three classes. The terms of office for the Class I directors expire at the 2000 Annual Meeting. The following candidates were nominated by a majority of the members of the Board of Directors: Mr. Comerford, Mr. Wolff and Mr. Kraemer, to serve a three-year term expiring at the stockholders' annual meeting to be held in 2003 or until their successor is elected and qualified. In the case of a vacancy occurring during the year in any class, the Nominating Committee may elect another director as a replacement, may leave the vacancy unfilled or may reduce the number of directors.

         The terms of the Class II directors, Messrs. Collier, Janowiak and Smedley, expire at the 2001 annual meeting of stockholders. The terms of the Class III directors, Messrs. Helm and Usher, expire at the 2002 annual meeting of stockholders.

         Mr. Comerford is currently a director of the Company. Each nominee has consented to being named in this Proxy Statement and to serve as a director of the Company if elected. The Board of Directors has no reason to believe that any of the nominees listed below will not be available to serve but if any nominee should be or become unable or unwilling to serve, the shares represented by the proxies received by the Company will be voted for the election of some other person as director, as the Board of Directors shall recommend.

Director Nominees

         Set forth below is information regarding the nominees for directors for Class I:

Class I Nominees

Gordon J. Comerford Mr. Comerford became a Director of Exigent in 1999. He Director since 1999 recently retired from Motorola, where he served as a
Age 64                   Senior Vice President since 1989.  He joined Motorola's
                         communications sector in 1974 as a Director of Business
                         Management and became a Corporate Vice President in 1980. Mr. Comerford served as a Director and Chairman of the Audit Committee of Iridium LLC from July 1993 until his resignation in October 1999. Prior to joining
                         Motorola, Mr. Comerford was employed by IBM. He is a graduate of Marquette University, where he serves on the President's Council, and holds an MBA from the University of Michigan.

Stephen S. Wolff, Ph.D.  Mr.  Wolff  began  his career in 1962 on the faculty of
Age 68 Electrical Engineering in The Johns Hopkins University, where he taught undergraduate and graduate courses and performed research in system theory and statistical communication theory. From 1972-1986, Mr. Wolff held various positions with the U.S. Army
                         Ballistic Research Laboratory where he worked on artillery system simulation and millimeter-wave radar, and carried out research in robust statistical methods with application to main gun aiming systems for the Abrams tank. In this position, Mr. Wolff also introduced UNIX to the U.S. Army labs and was an early developer of Internet technology. From 1987-1994, Mr. Wolff was employed by the National Science Foundation where he served as Program Director then Division Chief for Networking. Currently Mr. Wolff is Executive Director, Advanced Internet Initiatives, Office of Technology Initiatives for Cisco Systems where he directs Cisco's involvement with Internet2 and the Next Generation Internet in the U.S. and similar programs in other countries; the position also includes responsibility for Cisco's worldwide University Research Program. Mr. Wolff received degrees of BSc in Electrical Engineering from Swarthmore College and MA and PhD in Electrical Engineering from Princeton University; he subsequently held a Fellowship for Postdoctoral study at Imperial College, where he worked with Colin Cherry and Dennis Gabor.

Joseph S. Kraemer, Ph.D. Dr.  Kraemer  currently serves as Senior Vice President
Age 55 at PHB Hagler Bailly, Inc., a consulting firm that specializes in capital intensive industries undergoing severe structural change. He is an experienced Management consultant who works across multiple industries, geographies, and client situations. He has assisted numerous companies to enter a variety of telecommunications and high technology markets. Prior to joining PHB Hagler Bailly, Dr. Kraemer was Vice President at EDS/A.T. Kearney where he led the Communications and Electronics Consulting Practice of EDS Management Consulting Services. Before joining EDS, Dr. Kraemer was a Partner with Deloitte & Touche where he led the Global Telecommunications and Electronic Services Practice. Prior to joining Deloitte & Touche, Dr. Kraemer served as an investment research advisor for small and medium institutions with Merrill Lynch. Dr. Kraemer also served in the U.S. Army, rose to the rank of Captain and received an honorable discharge and Commendation Medal for work done to locate, retrieve and repatriate U.S. POWs captured in the Vietnam War. Dr. Kraemer holds a BS from Georgetown University, an MA from University of Michigan, an MBA, from George Washington University and a Ph.D. from the University of Michigan. Dr. Kraemer also holds the professional titles of Certified Public Accounting (CPA) and Certified Management Consultant (CMC).

         For more information on the Committees of the Board and Director compensation, see "Compensation of Directors", "Certain Relationships and Related Transactions", "Board Structure and Committees" and "Compensation Committee Interlocks and Insider Participation".

Required Vote

         Assuming a quorum is present in person or by proxy at the Annual Meeting, directors will be elected by a plurality of the votes cast by the holders of the issued and outstanding Common Stock and Class A Preferred Stock, voting together as a single class; the three nominees receiving the most votes will be elected as directors.

         A MAJORITY OF THE MEMBERS OF THE BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

                                   PROPOSAL 2

      RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR CURRENT YEAR

         Ernst & Young LLP has been approved by the Board of Directors as the Company's independent auditors for the Company's fiscal year ending December 31, 2000, subject to ratification of such appointment by the stockholders. Representatives from Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

Required Vote

         Ratification of the Company's appointment of its independent auditors is not required by the Bylaws or otherwise, but the Board of Directors has decided to seek such ratification as a matter of good corporate practice. Ratification of appointment of Ernst & Young LLP as the Company's independent auditors for the Company's fiscal year ending December 31, 2000 requires the affirmative vote of the holders of a majority of the issued and outstanding Common Stock and Class A Preferred Stock, voting together as a single class, represented in person or by proxy and entitled to vote at the Annual Meeting. If the stockholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors upon recommendations of the Audit Committee.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE COMPANY'S FISCAL YEAR ENDING DECEMBER 31, 2000.

                             PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of March 31, 2000 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock (each a "Principal Stockholder"), (ii) each of the Company's directors as of March 31, 2000 and each nominee for director, (iii) the Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Officers"), and (iv) all executive officers and directors of the Company as a group. Except as otherwise indicated, all owners have sole voting power and investment power over all shares listed.


-------------------------------------------------------------|-------------------------------------------------------
                                                             |                      Common Stock
-------------------------------------------------------------|-------------------------------|-----------------------
                       Name and Address                      |      Amount and Nature of     |   Percent of Class
                      of Beneficial Owner                    |    Beneficial Ownership (1)   |
-------------------------------------------------------------|-------------------------------|-----------------------

Don F. Riordan, Jr.  (16)                                               452,814   (2)                  7.6%

Daniel J. Stark (17)                                                    574,886   (3)                  9.7%

Bernard R. Smedley (14)                                                 574,660   (4)                  9.0%

Exigent International, Inc. Employee 401(k)/Profit Sharing            1,654,288                       27.9%
and Employee Stock Ownership Plan ("ESOP") (14)

Jack D. Daily (14)                                                      157,980   (5)                  2.6%

Stuart P. Dawley (14)                                                    67,709   (6)                  1.1%

William K. Presley (14)                                                  89,721   (7)                  1.5%

Arthur H. Collier (14)                                                   22,500   (8)                   *

Robert M. Janowiak (14)                                                  15,000   (9)                   *

Scott B. Helm (14)                                                       20,000   (10)                  *

William R. Usher (14)                                                    10,000   (11)                  *

Gordon J. Comerford (14)                                                  2,500   (12)                  *

Kern Capital Management, LLC (15)                                       502,700   (13)                 8.5%

Total Number of Shares owned by Directors and Executive               2,077,977                       51.6%
Officers as a Group (13 persons)

*Less than 1%
-------------------------

(1) "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. A person "beneficially owns" stock not only if he holds it directly, but also if he indirectly (through a relationship, position as a director or officer or trustee, or a contract or understanding) has or shares the power to vote the stock or the power to sell the stock, or has the right to acquire it within 60 days.

(2) Includes 328,768 shares of Common Stock directly owned, 79,533 shares of Common Stock issuable upon exercise of options held by Mr. Riordan, and 44,513 shares of Common Stock held in trust by the ESOP.

(3) Includes 539,816 shares of Common Stock directly owned, by Mr. Stark, and 35,070 shares of Common Stock indirectly held in a managed account.

(4) Includes 125,100 shares of Common Stock directly owned, 5,000 shares indirectly held in Mr. Smedley's trust, 441,665 shares of Common Stock issuable upon exercise of options held by Mr. Smedley, and 2,895 shares of Common Stock held in trust by the ESOP.

(5) Includes 16,122 shares of Common Stock directly owned, 89,532 shares of Common Stock issuable upon exercise of the Options held by Mr. Daily, and 52,326 shares of Common Stock held in trust by the ESOP.

(6) Includes 1,500 shares of Common Stock directly owned, 64,411 shares of Common Stock issuable upon exercise of options held by Mr. Dawley and 1,798 shares of Common Stock held in trust by the ESOP.

(7) Includes 14,074 shares of Common Stock directly owned, 24,466 shares of Common Stock issuable upon exercise of the Options held by Mr. Presley, and 51,181 shares of Common Stock held in trust by the ESOP.

(8) Includes options to purchase 22,500 shares of Common Stock which are exercisable by Mr. Collier within 60 days following March 31, 2000.

(9) Includes 10,000 shares of Common Stock directly owned, and options to purchase 25,000 shares of Common Stock which are exercisable by Mr. Janowiak within 60 days following March 31, 2000.

(10) Includes options to purchase 20,000 shares of Common Stock which are exercisable by Mr. Helm within 60 days following March 31, 2000.

(11) Includes options to purchase 10,000 shares of Common Stock which are exercisable by Mr. Usher within 60 days following March 31, 2000.

(12) Includes options to purchase 2,500 shares of Common Stock which are exercisable by Mr. Comerford within 60 days following March 31, 2000.

(13) In accordance with Schedule 13G filed with the Securities and Exchange Commission on December 31, 1999.

(14) The business address is in care of Exigent International, Inc., 1830 Penn Street, Melbourne, Florida 32901.

(15)   The  business  address is  114 West 47th Street, Suite 1926, New York, NY
       10036.

(16)   Mr. Riordan's address is 414 La Costa Street, Melbourne Beach, FL 32951.

(17)   Mr. Stark's address is 5180 Sand Lake Road, Melbourne, FL 32934.


         For more information on certain transactions between the Company and any director, any nominee director, any executive officer or any Principal Stockholder, see "Certain Relationships and Related Transactions".

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors, officers and persons who beneficially own more than ten percent (10%) of the Common Stock (each a "Reporting Person") to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a) of the Exchange Act. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) of the Exchange Act during fiscal year ending December 31, 1999 and on written representations from Reporting Persons, the Company believes that each Reporting Person complied with all applicable filing requirements during its fiscal year ended December 31, 1999.

                               EXECUTIVE OFFICERS

The executive officers of the Company, who are elected by and serve at the discretion of the Board of Directors, are as follows:

------------------------------ ----------- ----------------------------------------------------- -------------------
       Name of Officer            Age                           Position                           Employed Since
------------------------------ ----------- ----------------------------------------------------- -------------------
Bernard R. Smedley                 62      Chairman of the Board of Directors, Chief Executive          1997
                                           Officer, Chief Operating Officer and President
------------------------------ ----------- ----------------------------------------------------- -------------------
Jeffrey B. Weinress                52      Senior Vice President, Chief Financial Officer and           1998
                                           Treasurer
------------------------------ ----------- ----------------------------------------------------- -------------------
Stuart P. Dawley                   37      Executive Vice President and General Counsel                 1997
------------------------------             ----------------------------------------------------- -------------------
Jack D. Daily                      56      (Retired) Executive Vice President Government                1981
                                           Division
------------------------------ ----------- ----------------------------------------------------- -------------------
William K. Presley                 53      Senior Vice President and Chief Technical Officer            1983
------------------------------ ----------- ----------------------------------------------------- -------------------

         Mr. Smedley became a Director of Exigent on February 7, 1997. On June 11, 1997, he joined Exigent as the Chairman and CEO. Prior to that, Mr. Smedley took early retirement from Motorola, Inc. to become President and Chief Executive Officer of AirNet Communications Corp. (ANCC), an infrastructure products company that he started in 1994 with venture capital companies. Mr. Smedley's business plan included the creation of cellular and PCS systems. Mr. Smedley started his career at Goodyear Aerospace in 1962, and in 1969 became engineering manager for Xerox Data Systems. He then joined Motorola, Inc. in 1976, where he was responsible for developing the Cellular Infrastructure business for Motorola, taking it from an engineering concept to worldwide leadership with annual sales in the billions. Mr. Smedley has a B.A. degree in Engineering from Washington and Jefferson College and a BSEE degree from Carnegie-Mellon University, both of Pennsylvania. He also has attended advanced studies in engineering and marketing at several universities.

         Prior to resigning his position with the Company on March 31, 2000, Mr. Weinress served as Senior Vice President, Chief Financial Officer and Treasurer since December, 1998. Mr. Weinress also serves as Chairman and Director of ENV America Incorporated. From 1997 to 1998, Mr. Weinress served as Vice President, Chief Financial Officer and Secretary of Avanir Pharmaceuticals. From 1996 to 1997, he was Executive Vice President and in 1997 Chief Financial Officer of Omega Environmental, Inc. (on May 2, 1997, Omega Environmental filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code.) From 1987 to 1995, he was Chief Financial Officer of Energy America Incorporated.

         Prior to resigning his position with the Company on April 21, 2000, Stuart P. Dawley served as Executive Vice President and General Counsel since
July 1997, when he joined Exigent. Prior to that, Mr. Dawley joined AirNet Communications Corporation, an infrastructure products company for Wireless Local Loop, cellular and PCS markets in June 1995 where he served as Director of Marketing and Strategic Alliances until November 1996 and he then served as General Counsel until July 1997. Prior to that, from June 1988 to June 1995, Mr. Dawley worked in Motorola, Inc.'s Infrastructure Group where he served in the business development section.

         Prior to retiring from the Company, Jack D. Daily held the position of Executive Vice President of the Government Division since 1999. He has been employed in management and executive positions with STI since 1981.

         William K. Presley has been serving as Chief Technical Officer of Exigent since 1997. He has been employed by STI since 1983 in management and executive positions, including Chairman of the Board and Vice President of STI from 1987 to 1998.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table sets forth a summary of all compensation information earned, awarded or paid in the fiscal years ended December 31, 1999, December 31, 1998 (1998B"), and January 31, 1998 ("1998A"), as applicable, to those persons who were at December 31, 1999, the Named Officers.


                           Summary Compensation Table

                                                                                                           Long Term
                                                                   Annual Compensation                    Compensation
                                                     -----------------------------------------------     ----------------
           Name and                    Year            Salary        Bonus          Other Annual         Restricted Stock
      Principal Position                (1)            ($)(1)        ($)(1)     Compensation (2) ($)         Awards ($)
-------------------------------    --------------    -----------    ---------   ---------------------    ----------------

Bernard R. Smedley                    1999            246,980            0             23,540  (3)                   0
Chairman, Chief Executive            1998B            229,167            0             12,294                        0
Officer, President,
Chief Operating Officer              1998A            159,626            0              3,500                        0

Jeffery B. Weinress                   1999            139,850            0             24,593  (4)                   0
Executive Vice President,            1998B              8,615       15,000                  0                        0
Chief Financial Officer              1998A                  0            0                  0                        0

Jack D. Daily                         1999            145,532            0             27,719  (5)                   0
Senior Vice President                1998B            122,083       12,500                  0                        0
Government Programs                  1998A            120,405       40,000                  0                        0

William K. Presley                    1999
Senior Vice President,               1998B            124,014       13,350                  0                        0
Chief Technical Officer              1998A            138,718        2,503              3,500                        0

Stuart P. Dawley                      1999            128,624            0             11,306  (6)                   0
Executive Vice President,            1998B            110,973       11,600                  0                        0
General Counsel                      1998A             59,333        7,500                  0                        0


(1) Because of the change in the Company's fiscal year in 1998, salary and bonus shown for 1998B cover an 11-month period with a fiscal year ending December 31, 1998; 1998A and 1997 cover a 12-month period with a fiscal year ending January 31, 1998 and January 31, 1997, respectively.
(2) All directors received $3,500 per year in director's fees until February 8, 1998, when the Board of Directors passed a resolution limiting payment of director's fees to outside, independent directors only, and concurrently modified compensation to $1,500 per meeting.
(3) Includes certain benefits Mr. Smedley receives under his Employment Agreement with the Company, consisting of (a) key-man life insurance policy premiums of $3,876, (b) medical reimbursements of $5,843, and (c) 75% of local yacht club membership dues, or $1,021. The total also includes (d)
     Red Carpet Club membership $300, and (e) recognition of compensation related to the gain on exercise of non-qualified stock options $12,500.
(4)  Includes nondeductible moving expenses.
(5) Includes compensation related to the gain on exercise of non-qualified stock options.
(6) Includes compensation related to the gain on exercise of non-qualified stock options.

              OPTION GRANTS IN FISCAL YEAR ENDING DECEMBER 31, 1999

         The following table sets forth information with respect to the stock options granted to the Named Officers during the fiscal year ended December 31, 1999:


                               Number of
                                 Shares                                                        Potential Realizable Value
                               Underlying       % of Total     Exercise                        At Assumed Annual Rates Of
                                Options          Options         Price        Expiration        Stock Price Appreciation
Name                            Granted          Granted       ($/share)       Date (1)            For Option Term (2)
----                            -------          -------       ---------       --------       ----------------------------
                                                                                                   5%            10%
                                                                                                   --            ---
Bernard R. Smedley             1,297 (3)             .2%        $4.2188          6/30/09           $3,441        $8,721
                              48,703 (3)            6.5%        $4.2188          6/30/09         $129,218      $327,463
Jack D. Daily                     20,000            2.7%        $4.2188          6/30/09          $53,064      $134,474
William K. Presley                10,000            1.3%        $4.2188          6/30/09          $26,531       $67,237
Stuart P. Dawley                  20,000            2.7%        $4.2188      6/30/09 (4)          $53,064      $134,474
Jeffery B. Weinress                    0


(1)  These options could expire earlier under certain circumstances.
(2) The potential realizable value of the options granted for each of the Named Officers was calculated by multiplying those options by the excess of the assumed market value of Common Stock if the market value were to increase 5% or 10% in each year of the option's 3-year term over the option price shown. This calculation does not take into account any taxes or other expenses which might be owed. Actual values, if any, that an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance that values realized will be at or near the values indicated in the table.
(3) These options were granted on June 30, 1999, from the Omnibus Stock Option and Incentive Plan, and 48,703 were granted as incentive stock options with the remaining 1,297 being granted as non-qualified stock options.
(4) These options will expire 90 days after April 21, 2000, the last date of Mr. Dawley's employment with the Company.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information for each of the Named Officers relating to the number of options exercised by each of them in fiscal year ending December 31, 1999 and the value of such Named Officers' unexercised options as of December 31, 1999:

                                                                Number of                   Value of Unexercised
                                                         Unexercised Options at             In-the-Money Options
                                                          December 31, 1999 (#)          at December 31, 1999($)(1)
                           Shares                        -----------------------         --------------------------
                        Acquired on      Value
         Name           Exercise (#)  Realized ($)    Exercisable     Unexercisable     Exercisable    Unexercisable
         ----           ------------  ------------    -----------     -------------     -----------    -------------
Bernard R. Smedley          10,000       12,500         431,665           25,000          284,687               0
Jack D. Daily               15,000       27,719          99,076                0           89,230               0
William K. Presley          10,000       13,813          67,466                0           77,325               0
Stuart P. Dawley             6,300       11,306         105,811                0           97,431               0
Jeffery B. Weinress              0            0          66,666           38,334           62,499          35,938


(1) Calculated by determining the difference between the exercise price of the options and $3.9375, the closing price of the Company's Common Stock on December 31, 1999, the last trading day of the fiscal year.

                              EMPLOYMENT CONTRACTS

Employment Agreements

         The Company entered into employment agreements, dated June 11, 1997, with Messrs. Smedley, Daily, Presley and Dawley, and on December 17, 1998 with Mr. Weinress. Under these employment agreements, Messrs. Smedley, Daily, Presley, Dawley and Weinress are entitled to annual salaries of $250,000, $131,000, $131,000, $96,000 and $140,000, respectively. In the event the Company generates annual revenues equal to or greater than that specified in an approved three-year plan, Mr. Smedley's annual salary is subject to increase by the Company's Board of Directors, and the annual salaries of Messrs. Daily, Presley, Oswald, Dawley and Weinress are subject to increase as determined by the Company's management and approved by its Board of Directors.

         In consideration for their executing employment agreements containing restrictive covenants, the Company granted to Messrs. Smedley, Daily, Presley and Dawley fully vested, non-qualified stock options to purchase 125,000, 50,000, 50,000, and 50,000 shares, respectively, of the Company's Common Stock, at an exercise price of $2.25 per share and on the terms and conditions described in their stock option agreements with the Company. In consideration of Mr. Weinress executing an employment agreement containing restrictive covenants, the Company granted 20,000 incentive stock options, 50% of which have vested and became exercisable on January 1, 2000 and the remaining 50% will vest and become exercisable on January 1, 2001.

         The employment agreements, as amended to date, provide that the Company shall grant additional options to purchase the Company's Common Stock to Messrs. Smedley, Daily, Presley and Dawley based on the Company achieving certain financial goals as outlined in the Annual Executive Incentive Plan approved by the Board of Directors from year to year. Due to the fact that the corporate gate did not open for fiscal year 1998(b), there were no bonuses paid to executive management. Long-term incentive stock options were granted to keep the management focused on increasing shareholder value. Messrs. Daily, Presley and Dawley were granted 20,000, 10,000 and 20,000 fully vested incentive stock options on June 30, 1999 at $4.2188 per share on the terms specified in their stock option agreements with the Company.

         Under Mr. Smedley's employment agreement, the Company provides at its expense a life insurance policy in the amount of $600,000 with the beneficiary designated by Mr. Smedley. Mr. Smedley also receives up to $10,000 of otherwise nonreimbursable medical expenses incurred by Mr. Smedley or his wife, 75% of his annual dues at a local yacht club, and reimbursement for all of his business expenses associated with his employment by the Company.

         The employment agreements entitle Messrs. Smedley, Daily, Presley, Dawley and Weinress to participate in the insurance and other fringe benefit plans generally available to the Company's other employees.

         Each of Messrs. Smedley, Daily, Presley and Dawley's employment agreements are for a term of three years from the commencement date, unless extended by mutual written agreement of the Company and the employee in writing at least three months prior to expiration of the term. Mr. Weinress' employment agreement is for a term of two years from the commencement date, unless extended by mutual written agreement of the Company and the employee in writing.

         In the event of termination of employment without due cause, Messrs. Smedley, Daily, Presley and Dawley are entitled to receive severance pay equal to 18 months' salary if termination occurs during the first year of employment, 12 months' salary if termination occurs during the second year of employment, 6 months' salary if termination occurs during the third year of employment, and 3 months' salary if termination occurs after the third year of employment.
Severance payments are payable in equal installments in accordance with the Company's normal pay periods. If any of Messrs. Smedley, Daily, Presley or Dawley is terminated without due cause, the employee is also eligible to receive group medical insurance benefits during any applicable severance payment period plus any additional extension of the applicable noncompete period.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         Daniel J. Stark, a member of the Board of Directors, resigned his position with the Company effective July 17, 1998, and was compensated pursuant to the terms of a Confidential Release and Waiver Agreement ("Release Agreement") dated August 11, 1998. Pursuant to the Release Agreement, Mr. Stark received a total of $91,520 of severance pay over twelve regularly scheduled paydays commencing from August 31, 1998. Mr. Stark also received salary continuation between July 17 and July 31, 1998, and accrued vacation and sick leave allowances. In addition to numerous other covenants, promises and restrictions for the benefit of the Company, Mr. Stark provided the Company with certain unconditional releases and non-competition covenants. The Release Agreement expired on August 11, 1999.

         Don F. Riordan, Jr.'s, position with the Company was terminated effective March 31, 2000. Mr. Riordan is a member of the Board of Directors. Pursuant to the terms of his Employment Agreement dated June 11, 1997, Mr. Riordan will receive six (6) months salary, based on his current salary of $108,852 as of the effective date of termination, payable in equal installments in accordance with the Company's normal pay periods. Mr. Riordan is also entitled to receive group medical insurance, accrued vacation pay, plus, if applicable, any additional extension of the applicable non-competition period.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During fiscal year ending December 31, 1999, the Compensation Committee consisted of Messrs. Collier, Comerford, Helm, Janowiak, Smedley and Usher. Mr. Smedley is the Company's Chairman and Chief Executive Officer. There were no committee interlocks with other companies in fiscal year ending December 31, 1999 within the meaning of the Securities and Exchange Commission's proxy rules.

                      REPORT OF THE COMPENSATION COMMITTEE


Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and performance graph set forth herein shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such Acts. The stock price performance shown in the Performance Graph is not necessarily indicative of future stock price performance.

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation for fiscal year ending December 31, 1999.

         In mid-1997, the Company formed a Compensation Committee consisting of a non-employee director and the CEO. Currently, the Compensation Committee includes five independent directors (Mr. Collier, Mr. Usher, Mr. Helm, Mr. Janowiak and Mr. Comerford) and the CEO (Mr. Smedley). The Company's compensation plans, as a whole, are reviewed on a regular basis to ensure competitiveness. The Compensation Committee implemented and approved employment agreements for management and established stock option plans to reward employees for past performance. The CEO voted on the compensation plans for employees and abstained from voting on matters relating to his compensation.

What is the Company's philosophy of executive officer compensation?

     The Company's executive compensation plans are designed to attract, retain, motivate and appropriately reward individuals who are responsible for the Company's long-term profitability, growth and return to stockholders. Compensation for executive officers consists of:

- Base salary;
- Annual  incentive  award based upon  performance;  and
- Long-term  incentive awards, typically in the form of stock options.

The Compensation Committee believes that this three-part approach best serves the interests of the Company and its stockholders. As a result, much of the executive officers' compensation depends on the Company's financial performance. This enables the Company to meet the requirements of the highly competitive environment in which the Company operates while ensuring that executive officers are compensated in a way that advances both the short- and long-term interests of stockholders. Under this approach, compensation for these officers involves a significant proportion of pay that is "at risk" - namely, the annual bonus and stock options. The variable annual bonus permits individual performance to be recognized on an annual basis, and is based, in significant part, on an evaluation  of the  contribution  made by the  officer to  Company  performance.
(Bonus arrangements applicable to the Chief Executive Officer are described below.) Stock options relate a significant portion of long-term remuneration directly to stock price appreciation realized by all of the Company's stockholders.

Base Salary. The Company targets executive base salary ranges at the 50th to 75th percentile of relevant market data. The Chief Executive Officer annually establishes recommendations for each executive officer's base salary, based on an evaluation of the executive officer's performance and contribution for the previous year and on competitive pay practices. The Chief Executive Officer provides his/her recommendations to the Compensation Committee, and then presents them to the Board of Directors for approval.

Annual Bonus. Each year, in accordance with the Company's Executive Annual Incentive Plan, the Company's executive officers are eligible to receive an incentive bonus. The bonus is based on the Company's performance as measured against corporate financial and individual performance goals. The Chief Executive Officer provides his/her recommendations to the Compensation
Committee, and then presents them to the Board of Directors for approval. To encourage stock ownership, the bonus is paid in a combination of cash and stock.

For the fiscal year ending December 31, 1999, no bonuses were paid to any executive officers pursuant to the executive incentive compensation plan, as corporate financial goals were not met.

Stock Options. Stock option grants may be made to executive officers upon initial employment, upon promotion to a new, higher level position that entails increased responsibility and accountability, in connection with the execution of a new employment agreement, in connection with the achievement of certain company-wide performance or earnings goals, and/or when all previously granted stock options have either fully vested or are within twelve months of full vesting. The Chief Executive Officer recommends the number of options to be granted to executive officers, within a range associated with the individual's salary level, and presents this to the Compensation Committee for review and subsequent presentation to the Board of Directors for approval.

How is the Company's Chief Executive Officer compensated?

Under his three-year employment agreement dated June 11, 1997, Mr. Smedley's base salary is $250,000. Mr. Smedley's base salary may be increased by the Company's Board of Directors. On June 30, 1999, the Compensation Committee recommended to the Board of Directors the grant of 50,000 options at an exercise price of $4.2188 per share based upon the review of CEOs in peer group companies, the William M. Mercer study, and other inputs relative to aligning the CEO's long-term interests with the shareholders of the Company. The vesting schedule is as follows: 25,000 on June 30, 1999, 12,500 on June 30, 2000, and the remaining 12,500 on June 30, 2001. Under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, deductions for employee remuneration in excess of $1 million which is not performance-based are disallowed for publicly traded companies. Since levels of compensation paid by the Company are expected to be significantly below $1 million, the Compensation Committee has determined that it is unnecessary at this time to seek to qualify the components of its compensation program as performance-based compensation within the meaning of Section 162(m).

COMPENSATION COMMITTEE

Arthur H. Collier (Co-Chair)
William R. Usher (Co-Chair)
Gordon J. Comerford
Scott B. Helm
Robert M. Janowiak
Bernard R. Smedley

                                PERFORMANCE GRAPH
                                [OBJECT OMITTED]

                           Exigent International, Inc.

                         Annual Meeting of Shareholders

                                  June 23, 2000


                                   PROXY CARD

The  undersigned   stockholder  votes  all  of  the  Common  Shares  of  Exigent
International, Inc. held of record in the name of the undersigned at the close of business on April 21, 2000 as indicated below.

[x] Please mark votes as in this example.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

1.   Elect the following as Directors of the Company:

         Class I:  For a term expiring in 2003
                Gordon J. Comerford
                Stephen S. Wolff
                Joseph S. Kraemer

          [  ]  FOR all nominees (except those withheld below)
          [  ]  WITHHOLD all nominees
          [ ] WITHHOLD authority to vote for any individual nominee. Write names of nominee(s) below:

                           -----------------------

2. Ratification of the selection of the firm of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 2000:

                  [  ]  FOR
                  [  ]  AGAINST
                  [  ]  ABSTAIN


3. The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.


SIGNED:
        --------------------------
PRINTED NAME:
        --------------------------
DATED:
        --------------------------